Exhibit 99.2

Item 9.01 Financial Statements and Exhibits

The following unaudited pro forma combined condensed financial statements give effect to the acquisition by Ingram Micro Inc. (the “Company”) of all of the stock of Techpac Holdings Limited (“Techpac”), which was consummated on November 10, 2004. The unaudited pro forma combined condensed balance sheet as of October 2, 2004 has been prepared as if the acquisition had occurred on that date. The unaudited pro forma combined condensed statements of income for the fifty-three weeks ended January 3, 2004 and thirty-nine weeks ended October 2, 2004 have been prepared as if the acquisition had occurred at December 29, 2002. The notes to the unaudited pro forma combined condensed financial statements describe certain pro forma adjustments to give effect to the purchase transaction had it been consummated at the dates described.

The unaudited pro forma combined condensed financial statements have been derived from the Company’s historical consolidated financial statements and those of Techpac and its subsidiaries, and should be read in conjunction with the accompanying notes to the unaudited pro forma combined condensed financial statements and Techpac’s historical consolidated financial statements, both of which are included elsewhere in this Form 8-K and the Company’s Annual Report on Form 10-K for the fifty-three weeks ended January 3, 2004 and Quarterly Report on Form 10-Q for the thirty-nine weeks ended October 2, 2004, both as filed with the Securities and Exchange Commission.

The historical financial statements of Techpac are presented in Australian dollars, its reporting currency. These Australian dollar amounts have been translated at the rate of 0.7262 U.S. dollar for each Australian dollar, the exchange rate at October 2, 2004. Such translations should not be construed as representations that the Australian dollar amounts represent, or have been or could be converted into, U.S. dollars at that or any other rate.

These unaudited pro forma combined condensed financial statements do not give effect to any restructuring or exit costs, any potential costs savings or other operating efficiencies or any revenue or earnings reductions from customer or vendor overlap in the marketplace that could result from this transaction. The unaudited pro forma combined condensed financial statements are not necessarily indicative of the historic results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the acquisition.

Ingram Micro Inc.
Unaudited Pro Forma Combined Condensed Balance Sheet
October 2, 2004
(Dollars in 000s)

		Techpac
	Ingram	Holdings	Pro Forma		Pro Forma
	Micro Inc.	Limited	Adjustments		Combined
ASSETS
Current assets:
Cash	$824,858	$63,109	$(305,013)	(A)	$561,168
			(21,786)	(C)
Accounts receivable, including retained interest in securitized receivables, net	2,296,728	281,632	—		2,578,360
Inventories	1,553,665	156,256	—		1,709,921
Other current assets	333,831	20,816	—		354,647

Total current assets	5,009,082	521,813	(326,799)		5,204,096
Property and equipment, net	188,696	8,224	—		196,920
Goodwill	245,393	64,014	249,035	(A)	494,428
			(64,014)	(B)
Identified intangibles	—	12,708	2,292	(A)	15,000
Other	76,636	2,408	—		79,044

Total assets	$5,519,807	$609,167	$(139,486)		$5,989,488

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,655,407	$231,094	$—		$2,886,501
Accrued expenses	461,068	49,161	5,800	(A)	516,029
Current maturities of long-term debt	105,399	53,417	—		158,816

Total current liabilities	3,221,874	333,672	5,800		3,561,346
Long-term debt, less current maturities	211,388	149,910	(21,786)	(C)	339,512
Other liabilities	25,274	2,085	—		27,359

Total liabilities	3,458,536	485,667	(15,986)		3,928,217
Stockholders’ equity	2,061,271	123,500	(123,500)	(A)	2,061,271

Total liabilities and stockholders’ equity	$5,519,807	$609,167	$(139,486)		$5,989,488

See accompany notes to unaudited pro forma combined condensed financial statements.

Ingram Micro Inc.
Unaudited Pro Forma Combined Condensed Statements of Income
Fifty-three weeks ended January 3, 2004
(Dollars in 000s)

		Techpac
	Ingram	Holdings	Pro Forma		Pro Forma
	Micro Inc.	Limited	Adjustments		Combined
Net sales	$22,613,017	$2,229,409	$—		$24,842,426
Costs of sales	21,389,529	2,087,669	—		23,477,198

Gross profit	1,223,488	141,740	—		1,365,228

Operating expenses:
Selling, general and administrative	1,045,725	95,591	3,750	(D)	1,146,091
			1,025	(E)
Reorganization costs	21,570	—	—		21,570

	1,067,295	95,591	4,775		1,167,661

Income from operations	156,193	46,149	(4,775)		197,567
Interest and other	40,399	13,542	(2,723)	(C)	60,270
			9,052	(F)

Income before income taxes	115,794	32,607	(11,104)		137,297
Provision for (benefit from) income taxes	(33,407)	10,457	(3,331)	(G)	(26,281)

Net income	$149,201	$22,150	$(7,773)		$163,578

Basic earnings per share:
Net income	$0.99				$1.08

Diluted earnings per share:
Net income	$0.98				$1.07

Basic weighted average shares outstanding	151,220,639				151,220,639

Diluted weighted average shares outstanding	152,308,394				152,308,394

See accompany notes to unaudited pro forma combined condensed financial statements.

Ingram Micro Inc.
Unaudited Pro Forma Combined Condensed Statements of Income
Thirty-nine weeks ended October 2, 2004
(Dollars in 000s)

		Techpac
	Ingram	Holdings	Pro Forma		Pro Forma
	Micro Inc.	Limited	Adjustments		Combined
Net sales	$18,008,648	$1,925,170	$—		$19,933,818
Costs of sales	17,026,129	1,806,226	—		18,832,355

Gross profit	982,519	118,944	—		1,101,463

Operating expenses:
Selling, general and administrative	810,342	77,840	2,812	(D)	891,763
			769	(E)
Reorganization costs	(2,456)	—	—		(2,456)

	807,886	77,840	3,581		889,307

Income from operations	174,633	41,104	(3,581)		212,156
Interest and other	26,507	17,262	(2,042)	(C)	44,864
			3,137	(F)

Income before income taxes	148,126	23,842	(4,676)		167,292
Provision for income taxes	7,423	6,980	(1,403)	(G)	13,000

Net income	$140,703	$16,862	$(3,273)		$154,292

Basic earnings per share:
Net income	$0.91				$1.00

Diluted earnings per share:
Net income	$0.89				$0.97

Basic weighted average shares outstanding	154,821,559				154,821,559

Diluted weighted average shares outstanding	158,510,907				158,510,907

See accompany notes to unaudited pro forma combined condensed financial statements.

Ingram Micro Inc.
Notes to Unaudited Pro Forma Combined
Condensed Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma combined balance sheet assumes that the business combination had occurred on October 2, 2004 and combines the Company and Techpac’s balance sheets. The unaudited pro forma combined statements of income for the fifty-three weeks ended January 3, 2004 and the thirty-nine weeks ended October 2, 2004 assume the business combination occurred as of December 29, 2002.

As described in the accompanying audited financial statements of Techpac, on June 12, 2003, with an effective date of May 31, 2003, Techpac acquired the Tech Pacific group of companies. This transaction was accounted for as a business combination, resulting in a 100 percent step-up in the basis to fair value of all assets acquired and liabilities assumed. As a consequence of the change in basis, Techpac’s operating results after May 31, 2003 are not necessarily comparable with those prior to that date and have been segregated in the accompanying audited financial statements of Techpac. However, to assist the reader of these unaudited pro forma combined condensed financial statements, the results of operations of Techpac have been combined and presented as one set of results in the pro forma statement of income for the fifty-three weeks ended January 3, 2004.

On a combined basis there were no transactions between the Company and Techpac during the periods presented.

Note 2. Unaudited Pro Forma Combined Condensed Financial Statement Adjustments

(A)	Represents the adjustments to give effect to the Company’s acquisition of Techpac using the purchase method of accounting as if the acquisition had occurred on October 2, 2004. A summary of the adjustments is as follows:

Purchase price:
Cash paid	$305,013
Debt assumed	203,327
Direct costs of the acquisition	5,800

Total purchase price	$514,140

The following allocation of purchase price to the assets acquired and liabilities assumed was based on currently available information, and upon assumptions that management believes are reasonable. The valuation of assets, including identifiable intangibles such as trade name, customers list, and non-compete agreements, is currently in process. These allocations are, therefore, preliminary and final results may differ significantly from the pro forma amounts included herein.

Tangible assets, including cash, accounts receivable, inventories and property and equipment	$532,445
Goodwill	249,035
Identified intangibles	15,000
Liabilities, including accounts payable and accrued expenses	(282,340)

Fair market value of assets and liabilities acquired	$514,140

(B)	Reflects the elimination of Techpac’s historical goodwill.

(C)	Upon closing, the Company paid $21,786 to extinguish Techpac’s subordinated secured term debt. Pro forma interest adjustment reflects repayment of such debt and the related interest cost reductions.

Ingram Micro Inc.
Notes to Unaudited Pro Forma Combined
Condensed Financial Statements

Note 2. Unaudited Pro Forma Combined Condensed Financial Statement Adjustments continued

(D)	Reflects the amortization of identified intangibles calculated based on the preliminary estimated fair value of $15,000 amortized over the useful life, estimated at four years, on a straight-line basis.

(E)	Reflects estimated expense related to three-year incentive/retention agreements with selected employees of Techpac entered into in connection with the acquisition.

(F)	The Company financed the acquisition cash payment of $305,013 and repayment of Techpac’s subordinated secured term debt of $21,786 by utilizing its existing cash and debt facilities. Pro forma adjustment reflects interest on the funds used calculated using the Company’s average investment rate of 2.77% for fiscal year 2003 and 1.28% for fiscal year 2004.

(G)	Reflects the estimated tax benefits on the pro forma adjustments using the Australian statutory rate of 30.0%.